Exhibit 10.3

FIRST AMENDMENT TO

CONSULTING AGREEMENT

THIS FIRST AMENDMENT TO CONSULTING AGREEMENT (the “Amendment”), is made effective as of July 4, 2021 (the “Effective Date”) by and between Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), Team JAT, LLC (“Team JAT”), and John Tweed (“Tweed”).

WHEREAS, the Company and Team JAT entered into that certain Consulting Agreement which shall become effective on July 4, 2021 (the “Consulting Agreement”);

WHEREAS, the Consulting Agreement requires the consent of all parties for an assignment; and

WHEREAS, Team JAT wishes to assign its obligations and interests under the Consulting Agreement to Tweed.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

1.

Team JAT hereby assigns to Tweed all of its rights, compensation, privileges, and interest under the Consulting Agreement , and Tweed hereby agrees to pay, perform and discharge when due, all of the obligations, liabilities, duties, interests and responsibilities of Team JAT under the Consulting Agreement as if he were an original party thereto. All references to “Consultant” in the Consulting Agreement shall mean Tweed and it is agreed that all services under the Consulting Agreement will be provided by Tweed.

2.

The Company gives its consent to Team JAT assigning its obligations and interests to Tweed on the terms provided herein and each of the Company and Team JAT releases such other party from any liability under or relating to the Consulting Agreement arising prior to this Amendment as if the Company and Team JAT never had a contractual relationship.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above set forth.

COVENANT LOGISTICS GROUP, INC.

By:	/s/ David Parker
Name:	David Parker
Title:	Chief Executive Officer

TEAM JAT, LLC

By:	/s/ John Tweed
Name:	John Tweed
Title:	Manager

JOHN TWEED

/s/ John Tweed
John Tweed, individually